Exhibit 99-e(iii)

                        DEUTSCHE INVESTORS FUNDS, INC.
                      (f/k/a FLAG INVESTORS FUNDS, INC.)
                            DISTRIBUTION AGREEMENT
                                   [Form of]
                                  Appendix A
                            as of December 20, 1999
                         amended as of March 28, 2001


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                                                                                Distribution            Service
Series                                               Class                          Fee                  Fee*
------------------------------------------------------------------------------------------------------------------
Top 50 World Fund                                      A                           0.25%                 None
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Top 50 Europe Fund                                     A                           0.25%                 None
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Top 50 Asia Fund                                       A                           0.25%                 None
-----------------------------------------------------------------------------------------------------------------
Top 50 US Fund                                         A                           0.25%                 None
-----------------------------------------------------------------------------------------------------------------
European Mid-Cap Fund                                  A                           0.25%                 None
-----------------------------------------------------------------------------------------------------------------
Japanese Equity Fund                                   A                           0.25%                 None
-----------------------------------------------------------------------------------------------------------------
Growth Opportunity Fund                                A                           0.25%                 None
-----------------------------------------------------------------------------------------------------------------
Global Financial Services Fund                         A                           0.25%                 None
-----------------------------------------------------------------------------------------------------------------
Global Biotechnology Fund                              A                           0.25%                 None
-----------------------------------------------------------------------------------------------------------------
Global Technology Fund                                 A                           0.25%                 None
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Top 50 World Fund                                      B                           0.75%                 0.25%
-----------------------------------------------------------------------------------------------------------------
Top 50 Europe Fund                                     B                           0.75%                 0.25%
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Top 50 Asia Fund                                       B                           0.75%                 0.25%
-----------------------------------------------------------------------------------------------------------------
Top 50 US Fund                                         B                           0.75%                 0.25%
-----------------------------------------------------------------------------------------------------------------
European Mid-Cap Fund                                  B                           0.75%                 0.25%
-----------------------------------------------------------------------------------------------------------------
Japanese Equity Fund                                   B                           0.75%                 0.25%
-----------------------------------------------------------------------------------------------------------------
Growth Opportunity Fund                                B                           0.75%                 0.25%
-----------------------------------------------------------------------------------------------------------------
Global Financial Services Fund                         B                           0.75%                 0.25%
-----------------------------------------------------------------------------------------------------------------
Global Biotechnology Fund                              B                           0.75%                 0.25%
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Global Technology Fund                                 B                           0.75%                 0.25%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Top 50 World Fund                                      C                           0.75%                 0.25%
-----------------------------------------------------------------------------------------------------------------
Top 50 Europe Fund                                     C                           0.75%                 0.25%
-----------------------------------------------------------------------------------------------------------------
Top 50 Asia Fund                                       C                           0.75%                 0.25%
-----------------------------------------------------------------------------------------------------------------
Top 50 US Fund                                         C                           0.75%                 0.25%
-----------------------------------------------------------------------------------------------------------------
European Mid-Cap Fund                                  C                           0.75%                 0.25%
-----------------------------------------------------------------------------------------------------------------
Japanese Equity Fund                                   C                           0.75%                 0.25%
-----------------------------------------------------------------------------------------------------------------
Growth Opportunity Fund                                C                           0.75%                 0.25%
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Global Financial Services Fund                         C                           0.75%                 0.25%
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Global Biotechnology Fund                              C                           0.75%                 0.25%
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Global Technology Fund                                 C                           0.75%                 0.25%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Global Financial Services Fund                         I                            None                 None
-----------------------------------------------------------------------------------------------------------------
Global Biotechnology Fund                              I                            None                 None
-----------------------------------------------------------------------------------------------------------------
Global Technology Fund                                 I                            None                 None
-----------------------------------------------------------------------------------------------------------------

 .    annualized percentage of average daily net assets

IN WITNESS WHEREOF, the parties hereto have caused this Amended Appendix A to the Distribution Agreement and amended Appendix A to the Sub-Distribution Agreement between Deutsche Investors Funds, Inc. (formerly Flag Investors Funds, Inc.) and ICC Distributors, Inc. to be executed in their names and on their behalf by and through their duly authorized officers, as of March 28, 2001.


                           DEUTSCHE INVESTORS FUNDS, INC.
                           (formerly, Flag Investors Funds, Inc.)

                                   By:_________________________
                                   Name: Amy M. Olmert
                                   Title: Secretary


                           ICC DISTRIBUTORS, INC.

                                   By:_________________________
                                   Name: John Y. Keffer
                                   Title: President